UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

James Ash

450 Wireless Blvd., Hauppauge, NY 11788

            (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 12/31

Date of reporting period:    6/30/12

Item 1.  Reports to Stockholders.

LIFETIME ACHIEVEMENT FUND

SEMI-ANNUAL REPORT JUNE 30, 2012

A Fund of Funds Managed by Manarin Investment Counsel, Ltd.

[w] www.lifetimeachievementfund.com
[t] 888.339.4230

THE LIFETIME ACHIEVEMENT FUND seeks long-term capital appreciation and growth of investment. The Fund seeks to achieve its objective by investing in a portfolio of non-proprietary mutual funds and exchange-traded funds ("ETFs"). The Fund offers instant and broad diversification with the ease of investing in a single mutual fund. Investors gain exposure to a wide range of asset classes and investment styles including large, mid, and small capitalization funds; growth and value style funds; domestic funds; international funds including emerging markets; precious metals; and real estate. This strategy yields a globally and geopolitically diversified portfolio of 10 to 20 funds allocated to meet the Fund's objective.

INCEPTION DATE
July 5, 2000

TICKER SYMBOL
LFTAX

CUSIP
66538E101

TOTAL NET ASSETS
$166.4 Million

BENCHMARKS
MSCI World Index and S&P 500 Index

There is no guarantee the Fund will achieve its objective.

Investors should carefully consider the Fund's investment objective, risks, charges and expenses before investing. For a prospectus that contains this and other information about the Fund, please call Lifetime Achievement Fund at (888) 339-4230, read the prospectus carefully before investing. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA. Northern Lights Distributors, LLC and Manarin Investment Counsel, Ltd. are not affiliated.

July 2012

Dear fellow shareholders,

The environment of uncertainty caused by Europe and Washington DC worries is hurting consumer, business, and investor confidence.  It will take time, effort, and sacrifice to really solve the massive global leverage problem.  The market would just like to see a pathway that involves permanent tax cuts and easing of regulatory burdens to get business and hiring moving again.  For now, let’s review the first six months of 2012.

Performance Review

Lifetime Achievement Fund (“The Fund”) increased 6.36%i for the six months ended June 30, 2012.  The Fund trailed the Standard & Poor’s (“S&P”) 500® Index, which increased 9.49% and outpaced the Morgan Stanley Capital International (“MSCI”) World Index, which increased 5.91% during the same period.

Many of the market gains for the first six months of the year came from US, large capitalization growth stocks including technology companies.  Although the Fund has some exposure to this area of the market, it is one that we tend to be underweight.  In contrast, we seek out the best bargains we can find based on attractive valuations and fundamentals.  For the time being, this type of value investing is out of favor within the markets.  The Fund was also negatively impacted by its holdings in gold-mining funds for the period.  Gold-mining funds have enjoyed a decade of attractive returns; however, we hold them as a hedge with the goal of protecting the portfolio.

Portfolio Review

The Fund sold its small position in Direxion Daily Small Cap Bull 3X Shares (TNA) in late January in anticipation of a market correction.  The Fund took the opportunity to add to its gold hedge position during June on gold’s weakness.  The Fund purchased more of a Swiss exchange traded fund called ZKB Gold ETF, which holds physical gold bullion within Switzerland.  The Fund also changed managers by selling Franklin Gold & Precious Metals-Adv and buying Van Eck International Investors Gold-I.  The Van Eck fund offers us a more concentrated (fewer names), purer play on gold-mining companies.  The Fund also used some leverage to add money to Loomis Sayles Strategic Income-Y, Eaton Vance Floating- Rate Advantage-I, Invesco Developing Markets-Instl, and Wintergreen Fund-Instl.  Loomis Sayles Strategic Income-Y and Eaton Vance Floating- Rate Advantage-I invest in income producing securities and yield 4.5-5% while the Fund’s borrowing costs are 2.5%.  We may continue to use additional leverage depending on future market conditions.

Economic Review & Outlook

Uncertainty of the macro-economic picture is driving investor’s decisions for the time being.  This can lead to opportunity to buy fundamentally strong companies trading at discounts to their intrinsic value.  We have had massive easing from central banks around the world like we have never seen before.  However, money velocity is low, so inflation is not an immediate issue.  We still have the uncertainties in Europe; not knowing what the end game will be puts a damper on the market.  We also have plenty of uncertainty here in America with the uncertainty of Obamacare, the November election, and the fiscal cliff if the Bush-era tax cuts expire at the end of the year.  It will be an event filled rest of the year, but it seems that the market has discounted in a pretty negative outcome when you review valuations.  Stocks are now priced at about 13 times estimated consensus S&P 500 earnings of $104 for 2012.  This is extremely low when you factor in the current interest rate environment with a 1.5% 10-year US treasury bond.  This rate would justify a 66 multiple.  However, the truth will most likely be in the middle somewhere with rates increasing and PE multiples expanding down the road.

We continue our mission of seeking out undervalued areas of the market that should perform well in the future as long as we have patience.  We continue to monitor our managers and continue to seek out other possibilities to improve the risk/return tradeoff in the portfolio.  We work hard to continuously look for ways to improve.  As you know, our personal money is invested in the Fund as well.

Peace and Goodwill,

Roland Manarin

President - Portfolio Manager

roland@manarin.com

Aron Huddleston, CFA

Vice President - Portfolio Manager

aron@manarin.com

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

One of Manarin’s Governing Principles is that we will communicate our beliefs as candidly as possible, because we believe our shareholders benefit from understanding our investment philosophy and approach.  Our views and opinions regarding investment selection, holdings, and the market are forward looking statements which may or may not be accurate over the long term.  While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.  We use forward looking statements like “believe,” “expect,” or “anticipate” or other similar expressions when discussing our opinions however we cannot assure future results and achievements.

i Performance does not reflect the maximum 2.50% sales charge which will reduce the performance quoted.  You can find more of the Fund’s performance data in the Portfolio Review page.

1031-NLD-7/12/2012

Lifetime Achievement Fund
PORTFOLIO REVIEW
June 30, 2012 (Unaudited)

The Fund's performance figures(*)(***) for the six months ended June 30, 2012, compared to its benchmarks:

	One	Five	Ten	Inception** through
	Year	Year	Year	June 30, 2012
Lifetime Achievement Fund with 2.50% sales load	-9.68%	-2.76%	5.84%	1.27%
Lifetime Achievement Fund without 2.50% sales load	-7.37%	-2.26%	6.10%	1.48%
S&P 500 Index	5.45%	0.22%	5.33%	1.40%
MSCI World Index	-4.98%	-2.96%	5.81%	0.95%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2013, to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense and cost of Fund borrowings.  The Fund's total annual operating expenses are 2.35%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-339-4230

The Standard and Poor’s (‘‘S&P’’)500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The Morgan Stanley Capital Internations ("MSCI") World Index is a market-capitalization-weighted index maintaineb by MSCI and desisgned to provide a broad measure of stock performance throughout the world, with the exceptions of U.S. based companies.

** Inception date is July 5, 2000.
*** Performance figures include 12b-1 fee rebate. Refer to note 4 in the Notes to Financial Statements.

Lifetime Achievement Fund
PORTFOLIO OF INVESTMENTS
June 30, 2012 (Unaudited)
Shares		Value

	COMMON STOCKS - 2.8%
	TELECOMMMUNICATIONS - 2.8%
210,000	Level 3 Communications, Inc.*
	(Cost - $11,927,223)	$ 4,651,500

	EXCHANGE TRADED FUNDS - 2.0%
	COMMODITY FUND - 2.0%
6,690	ZKB Gold ETF*
	(Cost $3,414,288)	3,358,848

	MUTUAL FUNDS - 105.0%
	DIVERSIFIED EMERGING MARKETS - 2.4%
131,346	Invesco Developing Markets Fund - Institutional Class†	4,009,998

	EQUITY PRECIOUS METALS - 5.3%
268,570	OCM Mutual Fund - OCM Gold Fund - Advisor Class*†	5,390,195
180,974	Van Eck International Investors Gold Fund - Class I†	3,507,283
		8,897,478
	FIXED INCOME - 7.1%
462,965	Eaton Vance Floating-Rate Advantaged Fund - Class A	5,027,795
452,314	Natixis Loomis Sayles Strategic Income Fund - Class Y†	6,712,346
		11,740,141
	LARGE GROWTH - 11.1%
845,302	Alger Capital Appreciation Institutional Fund - Class I*†	18,537,475

	LARGE VALUE - 10.1%
1,021,525	John Hancock Classic Value Fund - Institutional Class†	16,742,796

	MID-CAP VALUE - 9.9%
822,630	JPMorgan Value Advantage Fund - Institutional Class†	16,444,379

	REAL ESTATE - 5.1%
357,783	Forward Select Income Fund - Institutional Class†	8,436,519

	REGION FUND - EUROPEAN - 3.9%
327,577	Franklin Mutual European Fund - Class Z†	6,446,711

	SMALL GROWTH - 6.4%
363,581	Pioneer Oak Ridge Small Cap Growth Fund - Class Y*†	10,612,932

See accompanying notes to financial statements.
Lifetime Achievement Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012 (Unaudited)

Shares		Value

	SMALL VALUE - 32.5%
526,899	Allianz NFJ Small-Cap Value Fund - Institutional Class†	15,648,907
541,915	Franklin MicroCap Value Fund - Advisor Class	16,560,917
753,710	Heartland Value Plus Fund - Institutional Class†	21,880,212
		54,090,036
	WORLD STOCK - 11.3%
694,763	Polaris Global Value Fund†	9,733,623
649,200	Wintergreen Fund - Institutional Class*†	9,114,764
		18,848,387

	TOTAL MUTUAL FUNDS (Cost - $141,946,370)	174,806,852

	SHORT-TERM INVESTMENTS - 0.5%
Principal Amount	MONEY MARKET FUND - 0.5%
$798,428	UMB Bank, n.a. Money Market Fiduciary 0.02%** † (Cost - $798,428)	798,428

	TOTAL INVESTMENTS - 110.3% (Cost - $158,086,308) (a)	$ 183,615,628
	LIABILITIES IN EXCESS OF OTHER ASSETS - (10.3)%	(17,122,233)
	TOTAL NET ASSETS - 100.0%	$ 166,493,395

* Non-Income producing security.
** Money market Fund; interest rate reflects seven-day effective yield on June 30, 2012.

  †As of June 30, 2012, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $174,806,852 as of June 30, 2012. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 5 to the financial statements.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 36,021,785
	Unrealized depreciation:	(10,492,465)
	Net unrealized appreciation:	$ 25,529,320

See accompanying notes to financial statements.

LIFETIME ACHIEVEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

ASSETS
Investment securities: *
At cost	$ 158,086,308
At fair value	$ 183,615,628
Dividends and interest receivable	596
Prepaid expenses and other assets	11,599
TOTAL ASSETS	183,627,823

LIABILITIES
Loan Payable	16,960,486
Investment advisory fees payable	102,374
Distribution (12b-1) fees payable	39,431
Fees payable to other affiliates	17,868
Fund shares repurchased	-
Accrued expenses and other liabilities	14,269
TOTAL LIABILITIES	17,134,428
NET ASSETS	$ 166,493,395

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 167,514,511
Undistributed net investment loss	(718,737)
Accumulated net realized loss from security transactions	(25,831,699)
Net unrealized appreciation on investments	25,529,320
NET ASSETS	$ 166,493,395

Net Asset Value Per Share:
Investor Shares:
Net Assets	$ 166,493,395
Shares of beneficial interest outstanding	8,229,398

Net asset value, offering and redemption price per share (a)	$ 20.23

*As of June 30, 2012, all or a portion of the security has been pledged as collateral for a Fund loan.  The market value of the securities in the pledged account totaled $174,806,852 as of June 30, 2012.  The loan agreement requires continuous collateral whether the loan has a balance or not.  See Note 5 to the financial statements.

See accompanying notes to financial statements.

LIFETIME ACHIEVEMENT FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends from mutual funds	$ 398,607
Interest	85
TOTAL INVESTMENT INCOME	398,692

EXPENSES
Investment advisory fees	625,267
Distribution (12b-1) fees	240,648
Interest expense	69,142
Administrative services fees	64,309
Transfer agent fees	31,272
Professional fees	29,750
Compliance officer fees	20,000
Registration fees	19,253
Printing and postage expenses	17,542
Custodian fees	13,200
Trustees' fees and expenses	9,000
Insurance expense	6,742
Accounting services fees	1,140
Other expenses	2,390
TOTAL EXPENSES	1,149,655
Current 12b-1 fees rebated by Distributor *	(32,226)
NET EXPENSES	1,117,429

NET INVESTMENT LOSS	(718,737)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	2,267,158
Change in unrealized appreciation (depreciation) on investments	8,383,440

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,650,598

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 9,931,861

* See Note 4 to financial statements.

See accompanying notes to financial statements.

LIFETIME ACHIEVEMENT FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
FROM OPERATIONS
Net investment loss	$ (718,737)	$ (12,649)
Capital gain distributions from mutual funds	-	4,004,201
Net realized gain on investments	2,267,158	5,649,885
Net change in unrealized appreciation (depreciation) on investments	8,383,440	(22,900,970)
Net increase (decrease) in net assets resulting from operations	9,931,861	(13,259,533)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	(2,828,153)
From net realized gains	-	(44,738)
Net decrease in net assets from distributions to shareholders	-	(2,872,891)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,406,454	18,234,283
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	2,803,221
Redemption fee proceeds	-	1,123
Payments for shares redeemed	(6,681,787)	(14,091,384)
Net increase/(decrease) in net assets from shares of beneficial interest	(2,275,333)	6,947,243

TOTAL INCREASE/(DECREASE) IN NET ASSETS	7,656,528	(9,185,181)

NET ASSETS
Beginning of Period	158,836,867	168,022,048
End of Period *	$ 166,493,395	$ 158,836,867
* Includes undistributed net investment loss of:	$ (718,737)	$ -

SHARE ACTIVITY
Investor Class:
Shares Sold	207,064	885,113
Shares Reinvested	-	146,996
Shares Redeemed	(326,792)	(672,557)
Net increase/(decrease)	(119,728)	359,552

See accompanying notes to financial statements.

LIFETIME ACHIEVEMENT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		For the Six
		Months Ended
		June 30, 2012		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		(Unaudited)		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008		December 31, 2007

Net asset value, beginning of period		$ 19.02		$ 21.03		$ 17.18		$ 11.71		$ 21.35		$ 23.09

Activity from investment operations:
	Net investment income (loss) (a)	(0.08)	(I)	-	(d)	0.04		(0.05)		(0.08)		(0.09)
	Net realized and unrealized
	gain/(loss) on investments	1.29		(1.66)		3.58		5.52		(9.54)		0.05
	Retroactive rebate of 12b-1
	fees by Distributor (b)	-		-		0.23		-		-		-
Total from investment operations		1.21		(1.66)		3.85		5.47		(9.62)		(0.04)

Redemption fees (c)		-	(d)	-	(d)	-	(d)	-	(d)	-	(d)	-	(d)

Less distributions from:
	Net investment income	-		(0.34)		-		-		(0.01)		(1.70)
	Return of capital	-		(0.01)		-		-		(0.01)		-
	Net realized gains	-		-		-		-		-		-
Total distributions		-		(0.35)		-		-		(0.02)		(1.70)

Net asset value, end of period		$ 20.23		$ 19.02		$ 21.03		$ 17.18		$ 11.71		$ 21.35

Total return (e)		6.36%	(h)(j)	(7.90)%		22.41%		46.71%		(45.00%)		(0.28%)

Net assets, end of period (000s)		$ 166,493		$ 158,837		$ 168,022		$ 141,314		$ 94,309		$ 169,291

Ratio of gross expenses to average
	net assets	1.29%	(g)(f)	1.30%	(f)	1.57%		1.99%		2.22%		1.72%
Ratio of net expenses (excluding interest expense)
	to average net assets	1.25%	(g)(f)	1.25%	(f)	1.27%		1.40%		1.38%		1.29%
Ratio of net investment income (loss)
	to average net assets	(0.86)%	(g)(f)	(0.01)%	(f)	0.17%		(0.37)%		(0.43)%		(0.45)%

Portfolio Turnover Rate		6%	(h)	20%		6%		10%		51%		9%

(a)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund's expense ratio.
(b)	See Imdemnification in Note 2 to financial statements.
(c)	See Note 6 to financial statements.
(d)	Less than $0.01 per share.
(e)	Total return represents aggregate total return and does not reflect a sales charge.
(f)

Amounts include current 12b-1 fees rebated by distributor. The ratio of current 12b-1 fees to average net assets for the year ended December 31, 2011 and period ended June 30, 2012 were 0.03% and 0.06%, respectively (0.06% is an annualized amount).

(g)	Annualized.
(h)	Not annualized.
(I)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(j)	Performance figures include 12b-1 fee rebate. Refer to note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2012 (Unaudited)

1.

ORGANIZATION

Lifetime Achievement Fund, Inc. (the ‘‘Fund’’) is an open-end management investment company registered under the Invest-ment Company Act of 1940, as amended (the ‘‘1940 Act’’), and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in investment companies, including exchange-traded funds (‘‘Investment Funds’’).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

At a meeting held on December 1, 2011, the Board of Directors, including the Independent Directors, considered and unanimously approved an Agreement and Plan of Reorganization and Termination (the ‘‘Agreement’’). Under the Agreement, the Fund, organized as a Maryland corporation on September 2, 1999, will assign all of its assets and liabilities to a new fund, which will continue to be named the Lifetime Achievement Fund (the ‘‘New Fund’’), a series of Northern Lights Fund Trust III, a Delaware business trust (the ‘‘Trust’’), in exchange for a number of New Fund shares equivalent in number and value to shares  of the Fund outstanding immediately prior to February 24, 2012 (the ‘‘Closing Date’’), followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date. The Trust is a newly organized non-diversified open-end management investment company.

To assist shareholders in considering the Agreement, shareholders received a combined proxy statement that describes the reorganization, which is intended to be tax-free. If approved by shareholders, the reorganization was completed in late May 2012.

The reorganization was approved and implemented. Shareholders of the Fund became shareholders of the New Fund. The New Fund’s investment objectives and investment strategies are identical in all material respects to the investment objectives and principal investment strategies of the Fund. In addition, the current investment adviser to the Fund will continue as the investment adviser to the New Fund. The only material difference is that the New Fund is organized as a business trust under the laws of the State of Delaware, rather than as a corporation under the laws of the State of Maryland.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (‘‘Accounting Principles’’), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange, including exchange-traded funds, are valued at the last sales price on that exchange. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are generally valued at the mean of the last quoted bid and ask prices. For securities for which market quotations are not readily available, Manarin Investment Counsel, Ltd. (the‘‘Manager’’) values these securities at fair value in accordance with procedures approved by the Board. The Board reviews these valuations quarterly.

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012 (Unaudited)

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2012, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,651,500	$ -	$ -	$ 4,651,500
Exchange Traded Funds	3,358,848	-	-	3,358,848
Mutual Funds	174,806,852	-	-	174,806,852
Short-Term Investments	798,428	-	-	798,428
Total	$ 183,615,628	$ -	$ -	$ 183,615,628

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2012 (Unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken by the Fund in its 2011 and 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $15,910,438 and $10,242,235, respectively.

4.

INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH AFFILIATES

The Fund pays the Manager a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. However, the Manager has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through May 1, 2013, to the extent necessary to ensure that ‘‘Other Expenses’’ of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense, distribution expense, and cost of Fund borrowings. For the six months ended June 30, 2012, the Manager made no reimbursements to the Fund, nor did it waive any of its fees because Other Expenses did not exceed 0.50% of the Fund’s average daily net assets. The fees paid to the Manager are reviewed annually by the Fund’s Board of Directors. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available following the Notes to Financial Statements.

Effective February 24, 2012, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.  For the six months ending June 30, 2012, the Fund incurred $96,721 in service fees, including out-of-pocket expenses.  Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Base annual fee (per Fund Family):

7 basis points (0.07%) on the first $100 million of net assets

5 basis points (0.05%) on net assets of $100 million to $500 million

3 basis points (0.03%) on net assets of $500 million to $1 billion

2 basis points (0.02%) on net assets greater than $1 billion

Transfer agency fees for the Fund are subject to a $15,000 minimum annual base fee per Fund share class, plus out-of-pocket expenses, under the Trust’s agreement with GFS.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2012 (Unaudited)

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. The Distributor is an affiliate of GFS. During the six months ended June 30, 2012, the Distributor received $0 in underwriting commissions, of which $43,862 was retained by the principal underwriter or other affiliated broker-dealers.

During the six months ended June 30, 2012, Manarin Investments, Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  Manarin Investments, Inc. received $2,332 in brokerage commissions.

Effective February 23, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $3,000 per quarter for each Independent Trustee, plus $2,000 per year for the Chairman of the Audit Committee and the Chairman of the Board of Trustees.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

In June 2010, the Securities & Exchange Commission staff (‘‘SEC’’) informed the Fund that the retention of distribution and/or shareholder servicing (12b-1) fees paid by the Investment Funds to the Fund’s distributor was contrary to a representation made to the SEC staff in 2000. Therefore, in June 2010, Manarin Securities Corporation (the ‘‘Distributor’’), rebated to the Fund all 12b-1 fees the Distributor previously received from the Investment Funds (approximately $1.9 million). The Fund’s average annual total returns excluding retroactive 12b-1 fees rebated by Distributor at December 31, 2010 are estimated as follows:

	1 Year	5 Year	10 Year	Since Inception
With 2.50% sales load	18.05%	3.16%	3.44%	1.54%
Without 2.50% sales load	21.07%	3.69%	3.70%	1.79%

The Distributor has also agreed that it will rebate to the Fund any and all future 12b-1 fees the Investment Funds may disburse to the Distributor. These amounts are, and future amounts will be, included in the Fund’s Statement of Operations in the account titled ‘‘Current 12b-1 fees rebated by Distributor.’’

5.

LOAN AND PLEDGE AGREEMENT

The Fund has a $40 million revolving credit agreement with UMB Bank n.a. (‘‘UMB Loan Agreement’’) to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the UMB Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The loan is fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedule of Investments.

Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the Federal Funds rate plus 1.75%, with a minimum rate of 2.50%. The loan is due on demand. The loan balance at June 30, 2012 2012 was $16,960,486. For the six months ended June 30, 2012, information related to borrowings under the UMB Loan Agreement is as follows:

Weighted Average Interest rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Six Months
2.50%	$5,344,385	182	$ 69,142	$ 16,960,486

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2012 (Unaudited)

6.

REDEMPTION FEES

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the six months ended June 30, 2012 the Fund did not receive redemption fees.

7.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2011. The following reclassifications were primarily a result of the differing book/ tax treatment of distributions from Investment Funds and had no impact on the net assets of the Fund.

Paid-in-capital . . .

$

(535)

Accumulated net investment income/loss. . .

 525,402

Accumulated net realized loss on investments

(524,867)

As of December 31, 2011, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments. . .

$150,557,785

Gross Unrealized Appreciation . . .

$ 33,377,705

Gross Unrealized Depreciation . . .

(16,231,825)

Net Unrealized Appreciation on Investments . . .

$ 17,145,880

As of December 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income . . .

$            —

Undistributed Long-Term Capital Gains. . .

              —

Accumulated Earnings . . .

              —

Accumulated Capital and Other Losses . . .

(28,098,857)

Unrealized Appreciation. . .

   17,145,880

Total Accumulated Deficit. . .

$(10,952,977)

As of December 31, 2011, the Fund had a capital loss carryforward of $26,448,105, which expires December 31, 2017. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

During the year ended December 31, 2011, the Fund utilized $9,647,593 of capital loss carryforwards.

Under the Act, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, the date of enactment of the Act, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, the Fund had net realized capital losses from transactions between November 1, 2011 and December 31, 2011 of $1,650,752 which for tax purposes, are deferred and will be recognized in the year 2012.

Lifetime Achievement Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2012 (Unaudited)

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

2011

2010

Distribution paid from:

Ordinary income . . .

$2,827,618

$

—

Return of capital . . .

45,273

—

Long-term capital gains . . .

—

—

Total Distributions . . .

$2,872,891

$

—

Accounting for Uncertainty in Income Taxes — Accounting Principles require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a ‘‘more-likely-than-not’’ standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the ‘‘more-likely-than-not’’ recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Accounting Principles requires management of the Fund to analyze all open tax years 2008-2011, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

8. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Lifetime Achievement Fund

EXPENSE EXAMPLES

June 30, 2012 (Unaudited)

As a shareholder of Lifetime Achievement Fund, Inc. (the ‘‘Fund’’), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from

January 1, 2012 to June 30, 2012 (the ‘‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period 1/1/12-6/30/12*	Expense Ratio During the Period 1/1/12-6/30/12
	$1,000.00	$1,063.60	$6.41	1.25%

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period 1/1/12-6/30/12*	Expense Ratio During the Period 1/1/12-6/30/12
	$1,000.00	$1,018.65	$6.27	1.25%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Lifetime Achievement Fund

Approval of Advisory Agreement – Lifetime Achievement Fund

In connection with a meeting held on February 23, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Agreement”) between Manarin Investment Counsel, Ltd. (“MIC” or the “Adviser”) and the Trust, on behalf of The Lifetime Achievement Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the approval of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services.   The Board noted that the Adviser had previously provided the Trustees with materials related to its proposed Advisory Agreement.

The Board reviewed a brief history of the Adviser and its personnel, as well as a brief overview of the current Predecessor Fund which MIC currently serves as investment adviser, along with the proposal to reorganize the Predecessor Fund into the Trust (the “NLFT III Reorganization”). The Board examined the Board Materials and reviewed the Predecessor Fund’s performance and investment strategy.  The Board noted that the Fund primarily invests in shares of other open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Investment Funds”) that each invest primarily in common stocks or fixed income securities.  The Board also noted that the Fund is “non-diversified,” which means that the Fund may invest in fewer securities at any one time than a diversified fund.  A representative of the Adviser explained that MIC selects Investment Funds based, in part, upon an analysis of the global macroeconomic environment and the relative valuations of various asset classes, sectors, and countries. In selecting open-end investment companies, the Adviser considers, among other factors, their past performance, asset size, number of portfolio holdings, portfolio turnover, consistency of their advisers’ investment process, administrative and other costs, shareholder services and the reputation, and stability of their investment advisers.  In selecting ETFs, MIC considers the underlying index, if any, methodology of portfolio construction, and liquidity of the ETF.

The Board reviewed materials provided by MIC related to the proposed Investment Advisory Agreement with the Trust, including Lifetime’s ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Predecessor Fund and that would perform services for the Fund, including the team of individuals that primarily monitor and execute the investment process.  The Board discussed the extent of MIC’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered MIC’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board reviewed the description provided by MIC of its practices for monitoring compliance with the Fund’s investment limitations.  The Board reviewed the capitalization of MIC based on financial information provided by MIC and discussions with MIC and concluded that MIC was sufficiently well-capitalized, or had the ability to source additional capital in order to meet its obligations to the Fund.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

Lifetime Achievement Fund

Approval of Advisory Agreement – Lifetime Achievement Fund (continued)

Performance.   In assessing the portfolio management services provided by the Adviser under the proposed fund structure, the Board considered the comparative past performance of the Predecessor Fund as well as other factors relating to the Adviser’s track record.  The Board noted that the Predecessor Fund underperformed compared to its benchmarks for the one and three year periods; however, the Predecessor Fund outperformed its benchmark during the three and ten year periods.  The Board concluded that the overall performance of the Predecessor Fund under the management of the Adviser was satisfactory.

Fees and Expenses.    As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory and estimated overall expenses compared to a peer group comprised of funds selected by the Adviser with similar investment objectives and strategies and of similar size.  The Board noted that MIC proposed to charge a 0.75% annual advisory fee based on the average net assets of the Fund.  The Board also noted that the Predecessor Fund’s Advisory Fee and Total Net Expenses were below the average as compared to its Morningstar category.  The Board concluded that the fees to be charged by the Adviser were reasonable.

Profitability.  The Board also considered the level of profits that could be expected to accrue to the Advisers with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser.  With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent that the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund and the proposed Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

 Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

PRIVACY NOTICE	Rev. April 2012

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

Lifetime Achievement Fund

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (402) 330-1166 or at its toll-free number (800) 397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/10/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/10/12